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                                                                    EXHIBIT 23.2





                         [LETTERHEAD OF ARTHUR ANDERSEN]



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 30, 2000 on Prolifaron, Inc. included in Alexion Pharmaceuticals, Inc.'s Form 8-K/A dated November 20, 2000 and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

San Diego, California
September 12, 2001














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